                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ViaSat, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

      (a) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended April 2, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

  Dated: June 16, 2004                                   /S/ Mark D. Dankberg
                                                         --------------------
                                                         Mark D. Dankberg
                                                         Chief Executive Officer

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ViaSat, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

      (a) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended April 2, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

  Dated: June 16, 2004                                   /S/ Ronald G. Wangerin
                                                         ----------------------
                                                         Ronald G. Wangerin
                                                         Chief Financial Officer


The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and are not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.